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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or 240.14a-12

                         PACKAGING DYNAMICS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         PACKAGING DYNAMICS CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                         PACKAGING DYNAMICS CORPORATION

                 NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT

                                                                  March 26, 2004

Dear Stockholders:

     It is a pleasure to invite you to attend the 2004 Annual Meeting of Stockholders of Packaging Dynamics Corporation to be held at the Company's offices, 3400 Bagcraft Boulevard, Baxter Springs, Kansas 66713 on Wednesday, May 12, 2004, at 8:00 a.m. (Central time).

     Each item of business described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement will be discussed during the meeting and stockholders will have an opportunity to ask questions.

     IT IS IMPORTANT THAT YOU VOTE YOUR SHARES WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. We urge you to carefully review the Proxy Statement and to complete the enclosed proxy card. Please sign, date and return your proxy card in the envelope provided as soon as possible. If you do attend the meeting, your proxy can be revoked at your request in the event you wish to vote in person.

     I look forward to seeing you at the meeting.

                                          Sincerely,

                                          Phillip D. Harris
                                          President and Chief Executive Officer

                         PACKAGING DYNAMICS CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Packaging Dynamics Corporation (the "Company") will hold its 2004 Annual Meeting of Stockholders (the "Annual Meeting") on Wednesday, May 12, 2004 at 8:00 a.m. (Central time) at the Company's offices, 3400 Bagcraft Boulevard, Baxter Springs, Kansas 66713, for the following purposes:

     1. To elect five directors to serve until the 2005 Annual Meeting of Stockholders.

     2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 2004.

     3. To consider any other matters that may properly come before the meeting.

     The Board of Directors has fixed March 17, 2004 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. An alphabetical list of stockholders of record, their addresses and number of shares owned by each will be available for examination for all purposes germane to the Annual Meeting at the Company's corporate headquarters from May 2, 2004 to May 11, 2004. The list will also be on display at the Annual Meeting.

     At the Annual Meeting, each share of common stock, par value $.01 per share, of the Company represented at the Annual Meeting will be entitled to one vote on each matter properly brought before the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Henry C. Newell
                                          Secretary

March 26, 2004

                             YOUR VOTE IS IMPORTANT

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY.

                         PACKAGING DYNAMICS CORPORATION

                                PROXY STATEMENT

GENERAL

     The accompanying proxy is solicited by the Board of Directors of Packaging Dynamics Corporation (the "Company" or "Packaging Dynamics") for use at the 2004 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, May 12, 2004 at 8:00 a.m. (Central time) at the Company's offices, 3400 Bagcraft Boulevard, Baxter Springs, Kansas 66713, and at any adjournments or postponements thereof. This Proxy Statement and accompanying proxy card will be mailed beginning on or about March 26, 2004 to give the holders of the Company's common stock, par value $.01 per share ("Common Stock"), of record on March 17, 2004 (the "Record Date") an opportunity to vote at the Annual Meeting. The Company's 2003 Annual Report to Stockholders accompanies this Proxy Statement.

     Each share of Common Stock represented at the Annual Meeting is entitled to one vote on each matter properly brought before the Annual Meeting. The Company's Amended and Restated Bylaws (the "Bylaws") require that the holders of a majority of the total number of shares entitled to vote be present in person or by proxy in order for the presence of a quorum for the transaction of business at the Annual Meeting.

     In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the card and returning it in the accompanying envelope. If no directions are given and the signed card is returned, then the proxy holders will vote the shares FOR the election of all listed nominees, FOR the proposal set forth in Item 2 in the Notice of Meeting, in accordance with the directors' recommendations on the other subjects listed on the proxy card and at their discretion on any other matters that may properly come before the meeting and any adjournments or postponements thereof. Abstentions may be specified on all proposals, but will have no effect on the outcome of the election of directors, as more fully described in "Nomination and Election of Directors."

     Pursuant to Delaware law, abstentions are treated as present for purposes of determining the presence or absence of a quorum and, therefore, will have the effect of a vote against a proposal that requires the vote of a majority of the votes cast by the holders of Common Stock present in person or by proxy and entitled to vote thereon. In situations where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"), the affected shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but will not be included in the vote totals and, therefore, will have no effect on the outcome of the votes.

     On July 1, 2002, Ivex Packaging Corporation ("Ivex") was acquired by Alcoa Inc. Immediately prior to the closing of this transaction, Ivex distributed its 4,548,050 shares of common stock of Packaging Dynamics to its stockholders and certain of its option holders. In connection with this distribution, the Company's shares were accepted for quotation on the Nasdaq National Market System.

REVOCABILITY OF PROXIES

     Any stockholder giving a proxy has the power to revoke it at any time before the proxy is voted. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation bearing a later date than the proxy, by duly executing a subsequently dated proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any subsequently dated proxy or written notice revoking a proxy should be sent to the Secretary of Packaging Dynamics Corporation, at its executive offices at 3900 West 43rd Street, Chicago, Illinois 60632.

SHARES OUTSTANDING

     Only holders of record of Common Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of March 17, 2004, the Company had outstanding 9,681,504 shares of Common Stock. Each share of Common Stock is entitled to one vote. Packaging Investors, L.P. ("Packaging

Investors") is a party to a stockholders agreement and owns approximately 41% of the Company's outstanding shares. Under the stockholders agreement, Packaging Investors has the right to designate a member of the Company's Board of Directors and the Company is required to obtain Packaging Investors' consent for certain corporate actions. See "Certain Relationships and Related
Transactions -- Stockholders Agreement."

SOLICITATION

     The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional materials furnished to stockholders. Proxies may be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telecopy, but such persons will not be specially compensated for such service. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians that hold shares of Common Stock of record for beneficial owners for forwarding to such beneficial owners. The Company has also engaged Innisfree M&A Incorporated to assist in the solicitation of proxies. This firm will be paid a fee of approximately $5,500 and will be reimbursed for expenses incurred in connection with such engagement. The Company may also reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such owners.

     Your vote is important. Please return your marked proxy card promptly so your shares can be represented, even if you plan to attend the Annual Meeting in person.

CODE OF BUSINESS CONDUCT AND ETHICS

     The Company has adopted a Code of Business Conduct and Ethics that is applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer, all employees of the Company's subsidiaries and each member of the Company's Board of Directors. The Code of Business Conduct and Ethics is available at the Company's website at www.pkdy.com under the heading "Investor Relations."

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws provide that the Board of Directors will consist of not less than three nor more than fifteen members, the exact number to be determined from time to time by the Board of Directors in accordance with the Bylaws.

     The Board of Directors of the Company currently consists of five persons. At the Annual Meeting, stockholders will elect five directors.

     The Board of Directors' nominees are George V. Bayly, Phillip D. Harris, Anthony P. Scotto, Frank V. Tannura and William J. White. These nominees were approved by the Company's Nominating Committee. At the 2004 Annual Meeting, each director will be elected for a one-year term and will hold office until the 2005 Annual Meeting of Stockholders. In each case, the elected director will continue in office until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. The nominees were designated for election, pursuant to the Bylaws, by the Board of Directors of the Company. Each of the nominees has consented to serve as a director if elected.

     Packaging Investors has informed the Company that it intends to vote for each of the above named nominees as a director of the Company pursuant to the terms of the stockholders agreement.

     The Bylaws of the Company provide that directors will be elected at the Annual Meeting by a plurality of the votes cast at the meeting by the holders of the shares represented in person or by proxy and entitled to vote thereon. With regard to the election of directors, votes may be cast for or withheld for each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast. Stockholders eligible to vote at the Annual Meeting do not have cumulative voting rights with respect to the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE NAMED
                     NOMINEES AS A DIRECTOR OF THE COMPANY.

INFORMATION CONCERNING NOMINEES

     The following table sets forth the name and age of, and the recent business experience and certain other information with respect to the nominees.

                                                                                                    TERM TO
NAME                                            PRINCIPAL OCCUPATION OR EMPLOYMENT           AGE    EXPIRE
----                                            ----------------------------------           ---    -------
                                                             NOMINEES
George V. Bayly......................    Mr. Bayly has served as a director of the           61      2005
                                         Company since March 2002 and a member of the
                                         Packaging Holdings, L.L.C. ("Packaging
                                         Holdings") management committee since January
                                         2001. Mr. Bayly served as Chairman of the Board
                                         and Chief Executive Officer of Ivex from January
                                         1991 until June 2002 when Ivex was acquired by
                                         Alcoa Inc. Mr. Bayly is also a director of
                                         General Binding Corporation, U.S. Can
                                         Corporation and Huhtamaki Oyj.
Phillip D. Harris....................    Mr. Harris has served as a director of the          60      2005
                                         Company since March 2002. He has been President
                                         and Chief Executive Officer of the Company since
                                         March 2002 and has held those offices with
                                         Packaging Holdings since January 2001. Prior to
                                         his employment with the Company, Mr. Harris was
                                         Vice President of Operations of Fort James
                                         Corporation, a consumer product and tissue
                                         manufacturer, from 1993 to 2001.
Anthony P. Scotto....................    Mr. Scotto has served as a Director of the          57      2005
                                         Company since March 2002. He also has served as
                                         a member of the Packaging Holdings management
                                         committee since November 1998 and was a director
                                         of Ivex from August 1995 until June 2002 when
                                         Ivex was acquired by Alcoa Inc. Since September
                                         1999, Mr. Scotto has been a Managing Director of
                                         the investment advisory firm Oak Hill Advisors,
                                         Inc.
Frank V. Tannura.....................    Mr. Tannura has served as Chairman of the Board     47      2005
                                         since July 1, 2002, a director of the Company
                                         since March 2002 and as a member of the
                                         Packaging Holdings management committee since
                                         November 1998. Mr. Tannura served as a director
                                         of Ivex from August 1995 to June 2002, as an
                                         Executive Vice President and Chief Financial
                                         Officer of Ivex from February 1999 to June 2002
                                         and Vice President and Chief Financial Officer
                                         from October 1989 to February 1999.
William J. White.....................    Mr. White has served as a Director of the           65      2005
                                         Company since July 1, 2002. Mr. White was a
                                         director of Ivex from 1997 until June 2002 when
                                         Ivex was acquired by Alcoa Inc. and has been a
                                         professor at Northwestern University since
                                         January 1998. Mr. White served as Chairman of
                                         the Board and Chief Executive Officer of Bell &
                                         Howell Company from February 1993 to December
                                         1997 and of Bell & Howell Operating Company from
                                         February 1990 to December 1997. He is also a
                                         director of Proquest Company (formerly Bell &
                                         Howell Company) and Reader's Digest Association,
                                         Inc.

DETERMINATION OF DIRECTOR INDEPENDENCE

     The Board of Directors is required under the listing standards of The Nasdaq Stock Market, Inc. ("Nasdaq") to affirmatively determine the independence of each director and to disclose such determination in the proxy statement for each annual meeting of stockholders of the Company. The Board, at its meeting held on March 11, 2004, has determined that Messrs. Bayly, Scotto and White are independent directors as such term is defined in Rule 4200(a)(15) of Nasdaq.

MEETINGS OF THE BOARD OF DIRECTORS

     During the 2003 calendar year, the Company's Board of Directors held five meetings. Each member of the Board of Directors was present for all of the meetings of the Board of Directors and all of the meetings held by all committees of the Board of Directors on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors maintains an Audit Committee, a Compensation Committee and a Nominating Committee. The members of such committees are directors who are neither officers nor employees of the Company. During the 2003 calendar year, the Audit Committee held two meetings and the Compensation Committee held three meetings. The Company's Board of Directors established the Nominating Committee in March 2004.

     Audit Committee. The Audit Committee of the Board of Directors of the Company currently consists of Messrs. Scotto (Chairman), Bayly and White, each of whom is a non-employee director. This committee is directed to appoint and retain the independent auditors; review the scope and costs of the audit and non-audit services and the performance and independence of the independent auditors; oversee the annual audit and quarterly reviews and the Company's financial reporting process and internal controls; establish policies and procedures for the review of transactions with management and the treatment of complaints regarding accounting or auditing matters; and review legal and regulatory matters. The Audit Committee has a charter which was revised by the Company's Board of Directors in March 2004. A copy of this charter is attached to this Proxy Statement as Appendix A. Each member of the Audit Committee is an independent director as defined by Rule 4200(a)(15) of Nasdaq and the additional independence criteria set forth in Rule 4350(d) of Nasdaq, except for Mr. Scotto who may not satisfy the additional independence criteria set forth in Rule 4350(d) by virtue of the fact that he is Packaging Investors' designee to the Board of Directors. In accordance with Rule 4350(d)(4), Mr. Scotto will continue to serve on the Audit Committee until the Company's next annual stockholders' meeting or until the Board of Directors appoints a member of the Audit Committee who satisfies the requirements of Rules 4200(a)(15) and 4350(d). The Board of Directors has determined that Mr. Scotto's service as a member of the Audit Committee is in the best interests of the Company and its stockholders. The Board believes that Mr. Scotto is a necessary member of the Audit Committee given his history with the Company and his extensive knowledge of the industry. The Board has determined that Messrs. Bayly, Scotto and White are audit committee financial experts as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC based upon their business experience as described above under the caption "Information Concerning Nominees."

     Compensation Committee. The Compensation Committee of the Board of Directors of the Company currently consists of Messrs. White (Chairman) and Scotto, each of whom is a "non-employee director" of the Company as such term is defined in Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, each is an "outside director" as such term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). This committee is directed to review the Company's executive and senior management compensation plans and the respective goals and objectives of such plans; evaluate the performance of the executive officers; determine and approve, or recommend to the Board of Directors for its approval, the Chief Executive Officer's compensation; review the perquisites and other personal benefits to the Company's executive officers; review all equity-compensation plans; review and approve employment contracts with executive officers; and perform all duties that may be assigned to the committee under the terms of any compensation or other employee benefit plan. The

Compensation Committee has a charter which was adopted by the Company's Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix B. Each member of the Compensation Committee is an independent director as defined by Nasdaq Rule 4200(a)(15) of Nasdaq.

     Nominating Committee. The Nominating Committee of the Board of Directors of the Company currently consists of Messrs. Bayly (Chairman), Scotto and White, each of whom is a non-employee director. This committee is directed to assist in identifying, recruiting and interviewing director candidates; reviewing the background and qualification of director candidates; and recommend to the Board of Directors director nominees. The Nominating Committee has a charter which was adopted by the Company's Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix C. Each member of the Nominating Committee is an independent director as defined by Rule 4200(a)(15) of Nasdaq.

THE COMPANY'S DIRECTOR NOMINATIONS PROCESS

     The Company's Board of Directors has, by resolution of the Board, adopted a Director Nominations Policy (the "Nominations Policy"). The purpose of the Nominations Policy is to describe the process by which candidates for possible inclusion in the Company's recommended slate of director nominees are selected. The Nominations Policy, as more fully described below, is administered by the Nominating Committee.

STOCKHOLDER NOMINATION OF DIRECTORS

     Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies with the notice, consent and information provisions contained in the Company's Bylaws. The Company has an advance notice bylaw provision. In order for the director nomination to be timely, a stockholder's notice to the Company's secretary must be delivered to the Company's principal executive offices not less than 90 days nor more than 120 days prior to the anniversary of the date of the immediately preceding annual meeting of stockholders. In the event that the Company sets an annual meeting date that is not within 30 days before or after the date of the immediately preceding annual stockholders meeting, notice by the stockholder must be received no later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. The procedures described in the next paragraph are meant to establish an additional means by which certain stockholders can have access to the Company's process for identifying and evaluating director candidates, and is not meant to replace or limit stockholders' general nomination rights in any way.

     The Nominating Committee may also consider director candidates recommended by certain stockholders. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

     - the name of the stockholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; and

     - the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board of Directors.

     The stockholder recommendation and information described above must be sent to the Secretary at the Company's executive offices and must be received by the Secretary not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of stockholders. All director candidates (whether identified internally or by a stockholder) who, after evaluation, are then recommended by the

Nominating Committee and approved by the Board of Directors, will be included in the Company's recommended slate of director nominees in its proxy statement.

MINIMUM QUALIFICATIONS OF DIRECTORS

     The Nominating Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company.

INTERNAL PROCESS FOR IDENTIFYING CANDIDATES

     The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the Board -- for example, retirement as a CEO or CFO of a public company or exiting government or military service. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Committee may also consider candidates recommended by stockholders.

     Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating Committee requests information from the candidate, reviews the person's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

     The Board has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board (including without limitation the Chairman, or the non-management directors as a group), any Board committee or any chair of any such committee by mail. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Secretary" at the Company's executive offices.

     All communications received as set forth in the preceding paragraph will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

     In addition, it is Company policy that each of our directors are invited and encouraged to attend the Annual Meeting. All of our directors were in attendance at the 2003 Annual Meeting.

DIRECTORS' COMPENSATION FOR 2003

     During 2003, a retainer of $20,000 was paid to each of Messrs. Bayly, Scotto and White for their services from January 1, 2003 through December 31, 2003. In addition, pursuant to the 2002 LTIP, each of the non-employee directors received 2,000 non-qualified stock options on June 13, 2003 for services rendered during 2002 and 5,000 non-qualified stock options on December 31, 2003 for services rendered during 2003. While not granted until June 13, 2003, the options for services rendered by non-employee directors during 2002 allow such directors to purchase shares of Common Stock at an exercise price equal to the fair market value of Common Stock on the day following the 2003 Annual Meeting of Stockholders, May 15, 2003, as originally intended and disclosed in the 2003 Proxy Statement. The options for services rendered by non-employee directors during 2003 allow such directors to purchase shares of Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant. Under the Plan, each grant will vest as to 33 1/3% of the shares on the first three anniversary dates of the grant.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     The Audit Committee has appointed PricewaterhouseCoopers LLP to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2004 and the Board of Directors of the Company has ratified the appointment of PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP has served in this capacity since December 1998. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions of stockholders and to make a statement if they desire.

FEES PAID TO INDEPENDENT AUDITORS

     The following table presents fees and expenses for professional services rendered by PricewaterhouseCoopers LLP for the audit of Packaging Dynamics' consolidated financial statements for the years ended December 31, 2003 and 2002 and fees and expenses billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

                                             FISCAL YEAR ENDED DECEMBER 31,
                                        -----------------------------------------
                                               2003                  2002
                                        -------------------   -------------------
                                          FEES     EXPENSES     FEES     EXPENSES
                                        --------   --------   --------   --------
Audit Fees (1)........................  $275,000   $21,000    $167,500   $11,480
Audit-Related Fees (2)................    13,000       485      11,000       950
Tax Fees (3)..........................   134,565     3,535     100,405     3,800
All Other Fees (4)....................        --        --      21,211     1,756
                                        --------   -------    --------   -------
                                        $422,565   $25,020    $300,116   $17,986
                                        ========   =======    ========   =======

-------------------------

(1) Audit Fees represents fees and expenses for the annual audit of the Company's consolidated financial statements and the review of the Company's interim financial statements.

(2) Audit-Related Fees represents fees and expenses for the annual audit of the Packaging Dynamics' 401(k) Plan.

(3) Tax Fees represents fees and expenses related to income tax compliance and consultation.

(4) All Other Fees for 2002 reflect fees and expenses related to the preparation of revised 401(k) plan documentation and related regulatory filings in connection with the combination of three separate plans into a single plan.

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. All audit-related services, tax services and other services were pre-approved by the Audit Committee. In making its recommendation to appoint PricewaterhouseCoopers LLP as the Company's independent accountants for the calendar year ending December 31, 2004, the Audit Committee has determined that the non-audit services provided by PricewaterhouseCoopers LLP are compatible with

PricewaterhouseCoopers LLP's independence in the conduct of its audit services. The affirmative vote of a majority of the votes cast on this proposal will constitute ratification of the appointment of PricewaterhouseCoopers LLP to serve in this capacity.

     The Company is asking the stockholders to ratify the appointment of PricewaterhouseCoopers LLP as a matter of good corporate practice, although it is not required to do so. Should the stockholders fail to provide such ratification, the Audit Committee will reconsider its approval of PricewaterhouseCoopers LLP as the Company's independent public accountants for the year ended December 31, 2004. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a new independent accounting firm at any time during the fiscal year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2
    TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S
                              INDEPENDENT AUDITOR.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, and as of March 17, 2004, by (i) each of the directors of the Company, (ii) each of the named executive officers of the Company, and (iii) all executive officers and directors of the Company as a group. The information with respect to beneficial owners of more than 5% of the Common Stock is based on currently available Schedules 13D and 13G.

                                                                    NUMBER OF SHARES
                                                                    OF THE COMPANY'S
NAME AND ADDRESS OF                                                      COMMON         PERCENTAGE
BENEFICIAL OWNER                                                      STOCK(1)(2)        OF CLASS
-------------------                                                 ----------------    ----------
BENEFICIAL OWNERS OF MORE THAN 5% OF COMMON STOCK
  Packaging Investors, L.P.(3)(4).................................     3,985,561          41.17%
  J. Taylor Crandall(5)...........................................     3,987,649          41.19%
  Corsair Capital Management LLC(6)...............................       667,235           6.89%
  Steven Major(7).................................................       706,535           7.30%
  Mario J. Gabelli(8).............................................       597,620           6.17%
  Bricoleur Capital Management LLC(9).............................       581,915           6.01%
NAMED EXECUTIVE OFFICERS
  Phillip D. Harris...............................................       146,518           1.51%
  Frank V. Tannura................................................       245,932           2.54%
  Randy L. Van Antwerp............................................            --             --
  Jeremy S. Lawrence..............................................        22,787              *
  Henry C. Newell (10)............................................         6,667              *
NON-EXECUTIVE DIRECTORS
  George V. Bayly.................................................       183,189           1.89%
  Anthony P. Scotto...............................................        12,636              *
  William J. White................................................         2,600              *
All directors and executive officers as a group (9 individuals)...       786,996           8.13%

-------------------------
  * Represents less than 1% of the outstanding shares of Packaging Dynamics common stock.

 (1) To our knowledge, each stockholder has sole voting and investment power as to the shares shown unless otherwise noted.

 (2) Beneficial ownership does not reflect stock options granted under the 2002 LTIP to the named executive officers or non-executive directors, except for Mr. Newell (as described in footnote (10) below), because none of such persons, other than Mr. Newell, hold any options under the 2002 LTIP which are currently exercisable or exercisable within 60 days after March 17, 2004.

 (3) Packaging Investors is a party to a stockholders agreement containing obligations relating to, among other things, the nomination and election of members of the board of directors of Packaging Dynamics Corporation and the transfer of shares of the Company's common stock. See "Certain Relationships and Related Transactions -- Stockholders Agreement."

 (4) The address of Packaging Investors is 201 Main Street, Suite 3100, Fort Worth, Texas 76102. The sole general partner of Packaging Investors is Group III 31, L.L.C., a Delaware limited liability company located at 201 Main Street, Suite 3100, Fort Worth, Texas 76102. J. Taylor Crandall is the sole member of Group III 31, L.L.C.

 (5) Shares beneficially owned include 3,985,561 shares held by Packaging Investors (as discussed in footnote (4) above). J. Taylor Crandall is the sole member of Group III 31, L.L.C., which is the sole general partner of Packaging Investors. Mr. Crandall's address is c/o Group III 31, L.L.C., 201 Main Street, Suite 3100, Fort Worth, Texas 76102.

 (6) Shares beneficially owned include 26,500 shares beneficially owned by Corsair Capital Management, LLC and 640,735 shares beneficially owned by various entities for which Corsair Capital Management, LLC is the investment manager. Mr. Jay R. Petschek and Mr. Steven Major are controlling persons of Corsair Capital Management, LLC. The address for Corsair Capital Management, LLC, Mr. Petschek and Mr. Major is c/o Corsair Capital Management, LLC, 570 Lexington Avenue, 12(th) Floor, New York, New York 10022.

 (7) Shares beneficially owned include 667,235 shares held by Corsair Capital Management, LLC and entities for which it acts as investment manager (as discussed in footnote (6) above). Mr. Major's address is c/o Corsair Capital Management, LLC, 570 Lexington Avenue, 12(th) Floor, New York, New York 10022.

 (8) Shares beneficially owned include shares held by various entities which Mr. Gabelli directly or indirectly controls or for which he acts as chief investment officer. The majority of such entities engage in various aspects of the securities business, primarily as investment adviser to various institutional and individual clients and as general partner of various private investment partnerships. Mr. Gabelli's address is c/o James E. McKee, Gabelli Asset Management Inc., One Corporate Center, Rye, New York 10580.

 (9) Includes accounts managed on a discretionary basis by Bricoleur Capital Management LLC. The address of Bricoleur Capital Management LLC is 12230 El Camino Real, Suite 100, San Diego, California 92130.

(10) Shares beneficially owned include 6,667 stock options granted to Mr. Newell upon commencement of his employment with the Company in January 2003 and which became exercisable during January 2004.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the compensation paid by the Company to (i) the Company's chief executive officer, and (ii) each of the Company's four most highly compensated executive officers other than the chief executive officer whose annual salary and bonus exceed $100,000 and who were serving as executive officers of the Company at the end of 2003, in each case for all services rendered during the fiscal years 2003, 2002 and 2001:

                           SUMMARY COMPENSATION TABLE

                                                        ANNUAL
                                                  COMPENSATION(5)(6)        LONG-TERM COMPENSATION(7)(8)
                                                  ------------------    -------------------------------------
                                                                                                  ALL OTHER
                                                  SALARY      BONUS     SECURITIES UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR      ($)        ($)         OPTIONS/SARS(#)          (9)($)
---------------------------               ----    -------    -------    ---------------------    ------------
Phillip D. Harris.....................    2003    322,917    121,000            83,333              17,193
  President and                           2002    300,000         --           168,827               8,338
  Chief Executive Officer(1)              2001    278,461         --                --               5,000
Frank V. Tannura......................    2003    250,000     93,000            46,667               9,159
  Chairman of the Board(2)                2002    125,000         --            55,094                 270
Randy L. Van Antwerp..................    2003    205,000     50,000            45,000               9,442
  Vice President and General              2002    203,260         --            56,304               1,246
  Manager-Food Packaging(1)               2001    141,481         --                --                  --
Jeremy S. Lawrence....................    2003    185,000     80,000            20,000               8,042
  Vice President and General              2002    185,000     50,000            56,304               2,398
  Manager-Specialty Laminations(3)        2001    185,000         --                --               8,000
Henry C. Newell.......................    2003    180,000     56,000            45,000               4,300
  Vice President and
  Chief Financial Officer(4)

-------------------------
 (1) Mr. Harris and Mr. Van Antwerp commenced employment with the Company on January 29, 2001.

 (2) Mr. Tannura commenced employment with the Company on August 1, 2002 and Mr. Tannura's salary in 2002 reflects his total monetary compensation for the fiscal year ended December 31, 2002 based on an annual salary of $250,000.

 (3) Mr. Lawrence commenced employment with the Company on January 1, 2002. During 2001, Mr. Lawrence was an employee of Ivex who worked for Packaging Holdings. Mr. Lawrence's salary and benefits were paid by Ivex under a consulting arrangement between Ivex and Packaging Holdings. This consulting arrangement was terminated on July 1, 2002 in connection with Ivex's distribution of its Packaging Dynamics Corporation shares to Ivex's shareholders (the "Distribution"). The reported information for Mr. Lawrence does not include his Ivex stock option grants or certain other benefits which were provided by Ivex which would not have been available to Mr. Lawrence as a full-time employee of Packaging Holdings.

 (4) Mr. Newell commenced employment with the Company on January 1, 2003.

 (5) Includes amounts deferred pursuant to the Company's 401(k) Retirement Plan and Trust in 2001, 2002 and 2003 and the Company's Non-Qualified Deferred Compensation Plan in 2003.

 (6) The column designated by the Securities Exchange Commission (the "SEC") for the reporting of "Other Annual Compensation" has been deleted because no such compensation in 2001, 2002 or 2003 reached a level that required such disclosure.

 (7) The column designated by the SEC pursuant to the applicable regulations for the reporting of "restricted stock awards" has been deleted because no restricted stock was awarded to any of the named executive officers.

 (8) The column designated as "LTIP Payouts" by the SEC has been deleted because no such payouts were made by the Company to any of the named executive officers.

 (9) The 2003 All Other Compensation column includes: (a) the Company's matching contributions under Packaging Dynamics' 401(k) Plan during fiscal 2003 as follows: $6,000 to Mr. Harris; $6,000 to Mr. Tannura, $6,000 to Mr. VanAntwerp, $6,000 to Mr. Lawrence, and $3,000 to Mr. Newell; (b) the Company's matching contributions under the Packaging Dynamics Nonqualified Deferred Compensation Plan during 2003 as follows: $6,837 to Mr. Harris, $2,349 to Mr. Tannura, $2,200 to Mr. Van Antwerp, $800 to Mr. Lawrence and $601 to Mr. Newell; and (c) the Company's payment of certain group term life insurance benefits during fiscal year 2003 as follows: $4,356 for Mr. Harris, $810 for Mr. Tannura, $1,242 for Mr. Van Antwerp, $1,242 for Mr. Lawrence and $698 for Mr. Newell.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                INDIVIDUAL GRANTS
                                 -------------------------------------------------------------------------------
                                               CLOSING
                                               MARKET      NUMBER OF       % OF TOTAL
                                              PRICE AT     SECURITIES     OPTIONS/SARS    EXERCISE
                                                GRANT      UNDERLYING      GRANTED TO      OR BASE
                                    DATE        DATE      OPTIONS/SARS    EMPLOYEES IN      PRICE     EXPIRATION
NAME                              GRANTED     ($/SHARE)    GRANTED(#)    FISCAL YEAR(4)   ($/SHARE)      DATE
----                             ----------   ---------   ------------   --------------   ---------   ----------
Phillip D. Harris.......... (1)   1/23/2003    6.31(3)       33,333            9.1           3.90       7/1/2012
  President and             (2)  12/31/2003     10.50        50,000           13.6          10.50     12/31/2010
  Chief Executive Officer
Frank V. Tannura........... (1)   1/23/2003    6.31(3)       16,667            4.5           3.90       7/1/2012
  Chairman                  (2)  12/31/2003     10.50        30,000            8.2          10.50     12/31/2010
Randy L. Van Antwerp....... (1)   1/23/2003    6.31(3)       20,000            5.4           3.90       7/1/2012
  Vice President and        (2)  12/31/2003     10.50        25,000            6.8          10.50     12/31/2010
  General Manager -- Food
  Packaging
Jeremy S. Lawrence......... (2)  12/31/2003     10.50        20,000            5.4          10.50     12/31/2010
  Vice President and
General
  Manager -- Specialty
  Laminations
Henry C. Newell............ (2)   1/23/2003    6.31(3)       20,000            5.4           6.31     01/23/2013
  Vice President and        (2)  12/31/2003     10.50        25,000            6.8          10.50     12/31/2010
  Chief Financial Officer


                              POTENTIAL REALIZABLE VALUE
                                AT ASSUMED ANNUAL RATE
                              OF STOCK PRICE APPRECIATION
                                  FOR OPTION TERM(5)
                             -----------------------------
NAME                          0%($)     5%($)      10%($)
----                         -------   --------   --------
Phillip D. Harris..........  80,333    203,375    387,192
  President and                   0    213,728    498,076
  Chief Executive Officer
Frank V. Tannura...........  40,167    101,690    193,602
  Chairman                        0    128,237    298,846
Randy L. Van Antwerp.......  48,200    122,026    232,318
  Vice President and              0    106,864    249,038
  General Manager -- Food
  Packaging
Jeremy S. Lawrence.........       0     85,491    199,231
  Vice President and
General
  Manager -- Specialty
  Laminations
Henry C. Newell............       0     79,367    201,130
  Vice President and              0    106,864    249,038
  Chief Financial Officer

-------------------------
(1) The options specified in this row reflect stock options which were originally issued in connection with the termination of Packaging Holdings, 2001 Long-Term Incentive Compensation Plan (the "2001 LTIP") and the waiver of rights to receive cash payments under such plan. Option grants covering an aggregate of 843,834 shares of Packaging Dynamics Corporation common stock (the "Conversion Options") were originally made in connection with the termination of the 2001 LTIP and the July 1, 2001 Distribution. In December 2002, an executive officer of the Company resigned and, pursuant to a Separation and Release Agreement, exercised 7,274 Conversion Options and agreed to forfeit 70,000 Conversion Options. Prior to being granted to the former executive officer, the forfeited Conversion Options were part of a pool which, although unallocated to specific individuals, were fully vested and fully earned by the Company's senior executive management team under the terms of the 2001 LTIP. As a result, upon the executive's resignation and forfeiture, the forfeited Conversion Options were reallocated in a manner similar to as if the executive had resigned prior to the original grant date of July 1, 2002 (the "Original Grant Date"). The forfeited Conversion Options were reallocated and granted as follows: 33,333 to Mr. Harris, 16,667 to Mr. Tannura and 20,000 to Mr. Van Antwerp. These reallocated Conversion Options maintain their original terms including an option price that was below the fair market value of Packaging Dynamics common stock, a restriction on exercise for three years from the Original Grant Date and the Company's right to repurchase the Conversion Options if the executive terminates employment prior to the end of the three year period.

(2) The options specified in this row reflect each named executive officer's portion of the Company's stock options which were issued as part of the 2002 Long-Term Incentive Stock Plan. These options had an exercise price that was equal to the fair market value of Packaging Dynamics common stock on the grant date and will vest and become exercisable annually in equal one third portions over the three years after the grant date.

(3) Reflects the bid price of $6.31 on January 23, 2003. No shares of the Company's common stock were traded on either January 23, 2003 or January 22, 2003.

(4) Reflects the percentage of all options granted to all employees, including the reallocated Conversion Options discussed in footnote (1) above, during the fiscal year ended December 31, 2003.

(5) The potential realizable dollar values shown represent the potential gains based upon annual compound annual price appreciation of 0%, 5% and 10% from the date of grant through the full option term. The dollar amounts under these columns are the result of calculations at the 0%, 5% and 10% rates established by the Commission and therefore are not intended to forecast possible future appreciation, if any, of the stock price of the Company.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                              NUMBER OF
                                                                             SECURITIES          VALUE OF
                                                                             UNDERLYING        UNEXERCISED
                                                                             UNEXERCISED       IN-THE-MONEY
                                                   SHARES                   OPTIONS/SARS       OPTIONS/SARS
                                                 ACQUIRED ON     VALUE      AT FY-END (#)     AT FY-END ($)
                                                  EXERCISE      REALIZED    EXERCISABLE/       EXERCISABLE/
                    NAME                             (#)          ($)       UNEXERCISABLE    UNEXERCISABLE(1)
                    ----                         -----------    --------    -------------    ----------------
Mr. Phillip D. Harris........................        --            --          0/252,160        0/1,334,256
Mr. Frank V. Tannura.........................        --            --          0/101,761          0/473,256
Mr. Randy L. Van Antwerp.....................        --            --          0/101,304          0/503,606
Mr. Jeremy S. Lawrence.......................        --            --           0/76,304          0/371,606
Mr. Henry C. Newell..........................        --            --       6,667/38,333      27,935/55,865

-------------------------
(1) The value of the unexercised options is based upon the difference between the closing price of $10.50 per share of Common Stock on the Nasdaq National Markets System on December 31, 2003 (the last trading day in 2003) and the option exercise price.

CERTAIN EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has entered into a severance and change in control agreement with Mr. Harris, dated January 23, 2003, pursuant to which, if Mr. Harris' employment is terminated without "cause" or for "good reason," he will be entitled to receive a lump sum payment on the date of termination equal to one times (or two times such amounts if such termination occurs after a change of control) the sum of his annual base salary and target bonus (which, under the 2004 Incentive Compensation Plan for Packaging Dynamics Executives, would be equal to 60% of his base salary as of December 31, 2004, provided certain financial targets are met), each as in effect immediately prior to the date of his termination (or, if higher, immediately prior to the first occurrence or circumstance constituting "good reason"). Mr. Harris will also receive continuation of medical and dental benefits until the first anniversary (or second anniversary if such termination occurs after a change of control) of his termination or until covered by insurance with another employer, if sooner. If such termination occurs on or after (or within close proximity of) a "change in control," Mr. Harris is also entitled to outplacement services for up to one year in an amount not to exceed $25,000. In addition, Mr. Harris will receive gross-up payments for certain excise taxes, interest and penalties, if any, that may be imposed by Section 4999 of the Internal Revenue Code. The Company has also entered into a similar agreement with Mr. Tannura.

     The Company has entered into a severance agreement with Mr. Lawrence dated August 1, 2000, pursuant to which, if his employment is terminated without "cause" or for "good reason," he will receive a lump sum payment on the date of his termination equal to his base salary then in effect and continued participation in our medical plan for a period of one year.

     The Company has entered into a severance agreement with each of Mr. Newell and Mr. Van Antwerp dated January 23, 2003, pursuant to which, if either officer's employment is terminated without "cause" or for "good reason," such officer will receive a lump sum payment on the date of his termination equal to his base salary then in effect and continued participation in our medical plan until the first anniversary of his termination or until covered by insurance with another employer, if sooner.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Messrs. White (Chairman) and Scotto. No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing equivalent functions) or as a member of the Board of another entity, one of whose executive officers served on the Compensation Committee or the Board of Directors of the Company.

                    REPORT OF THE COMPENSATION COMMITTEE ON
                  EXECUTIVE COMPENSATION FOR FISCAL YEAR 2003

INTRODUCTION AND BACKGROUND

     The following report is provided in accordance with the rules of the SEC and covers compensation policies and employee benefit plans and practices applicable to the Company's executive officers, including the named executive officers, during 2003. The report has been approved by the members of the Compensation Committee.

     The Company's Compensation Committee is comprised of Messrs. White (Chairman) and Scotto, each of whom is a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and an outside director within the meaning of
Section 162(m) of the Code. The Board of Directors of the Company has adopted a charter for the Compensation Committee, a copy of which is attached to this Proxy as Appendix B.

     The Compensation Committee held three meetings during 2003 and held one meeting during 2004 (as of March 17, 2004). In connection with the February 2004 meeting, the Company's Chief Executive Officer submitted recommendations to the Committee with respect to the issuance of stock options and payment of cash bonuses for the executive officers for 2003. Following a review of such recommendations, the Committee approved the 2003 stock option allocations and cash bonus payments for the executive officers.

COMPENSATION PHILOSOPHY

     The Company's executive compensation program has been designed to attract, motivate, reward and retain the Company's executive officers by providing them with a competitive total compensation opportunity based upon performance, team work and the creation of stockholder value.

     The key elements of the Company's executive officer compensation program are designed to:

     - Create a direct link between executive officer compensation and the Company's financial and stock performance.

     - Provide a competitive base salary with an annual cash bonus opportunity directly linked to the Company's annual financial performance (the annual cash bonus awards vary significantly in correlation with the Company's financial performance and compensate the executive officers with superior cash compensation for superior financial results and below median level cash compensation for below average financial results). Cash bonus awards, at target levels of performance, are designed to be competitive with those companies which the Company believes are most likely to compete with the Company for the services of its executive officers.

     - Create a meaningful long-term cash incentive and/or stock option incentive directly linked to the Company's long term growth, financial success and stockholder return.

PROGRAM COMPONENTS

     Over the past two years, the Company has designed its executive officer compensation to include three basic components: (i) base salary, (ii) annual cash bonuses and (iii) stock option grants.

     The Company has established executive officer base salaries to be competitive with the salary levels for the executives at other similar companies identified by the Company, and has desired to provide an opportunity for total cash compensation (base salary plus annual cash bonus) to significantly exceed such levels upon the Company's achievement of certain predetermined, budgeted financial objectives such as earnings-per-share and cash flow targets. In this way, the Company seeks to have a significant portion of each executive's annual cash compensation at risk.

     Under the 2002 Stock Option Plan, the Company established a stock option plan for its executive officers pursuant to which a meaningful number of stock options have been granted with the specific intent to directly align each executive's long-term financial interests with the financial interests of the Company's stockholders. To date, other than (a) the Conversion Options which were issued in connection with the termination of the 2001 LTIP and (b) the options granted on June 13, 2003 to non-employee directors which, as originally intended and disclosed in the 2003 Proxy Statement, have an exercise price equal to the fair market value of Common Stock on May 15, 2003, the day following the 2003 Annual Meeting of Stockholders, all of the stock options issued under this plan have had exercise prices equal to the fair market value of the underlying shares on the date of grant so that compensation is earned only through appreciation in the fair market value of the underlying shares. Generally, the Company expects to grant stock options on an annual basis (if warranted by the Company's growth and profitability) and individual grants are expected to be based on, among other things, the executive officer's responsibilities, individual performance and potential to contribute to the Company. To encourage an executive officer's long-term performance, stock options generally will vest over three years and will terminate seven years after the date of grant (option grants prior to December 31, 2003 had ten-year terms). The opportunity to own stock is considered an important component in an executive officer's compensation package.

     The Compensation Committee intends to continue this basic compensation philosophy by continuing to place a significant portion of each year's cash compensation at risk and by using stock option and cash long-term incentive grants as the primary element of long-term incentive compensation.

     The following is a discussion of the elements of the Company's 2003 executive officer compensation program, along with a description of the decisions and actions taken by the Committee with regard to 2003 compensation. Also included is a specific discussion of the decisions regarding Mr. Harris' 2003 compensation for performing the duties of President and Chief Executive Officer and Mr. Tannura's 2003 compensation for performing the duties of Chairman. The tables and accompanying narrative and footnotes included in "Executive Compensation and Other Information" which precede this Committee report reflect the decisions covered by the discussions below.

BASE SALARY

     During 2003, the base salary level of Mr. Harris and Mr. Tannura were established by the Company's Board of Directors and the base salaries of the other executive officers, including the named executive officers, were recommended by Mr. Harris for approval by the Compensation Committee. Salary payments in 2003 were made to compensate the executive officers for their on-going performance through the year. The Company's salary ranges and resulting salaries are based on a relative valuing of the duties and responsibilities of each executive officer position. Salary increases during 2003 were based upon consideration of each executive officer's performance and position.

ANNUAL CASH AND BONUS INCENTIVES

     The Executive Incentive Bonus Plan provides the executive officers of the Company with annual cash bonuses for outstanding individual performance contributing to the present and future success of the Company. The purpose of this plan is to link a significant portion of executive pay to both the Company's financial performance and to the attainment of certain defined key initiatives. Awards in the range of 50% to 85% of target levels were made under this plan for performance during 2003 to each of the Company's executive officers based on the achievement of certain predetermined financial goals for the year.

STOCK COMPENSATION

     The grant of stock options is designed to align the financial interests of the executive officers with the financial interests of the Company's stockholders. Other than the Conversion Options, the stock options granted to the executive officers under the 2002 LTIP have exercise prices equal to the fair market value of the underlying common stock on the date of grant so that compensation will be earned only through appreciation in the fair market value of the underlying common stock. During 2003, the individual grants of stock options reflected in the "Option/SAR Grants in Last Fiscal Year" table, other than the Conversion Options, were based upon, among other things, each executive officer's responsibilities, individual performance and potential to contribute to the Company, and in order to encourage such executive officers' long-term performance, such stock options (other than the Conversion Options) will generally vest over three years and terminate seven years after the date of grant (option grants prior to December 31, 2003 had ten-year terms).

BASIS FOR CHIEF EXECUTIVE OFFICER AND CHAIRMAN COMPENSATION

     During 2003, Mr. Harris' and Mr. Tannura's base salaries were established by the Board of Directors of the Company and were intended to provide each of them with a competitive salary to compensate each of them for their on-going performance throughout the year.

     Mr. Harris received a bonus of $121,000 against a target of $195,000 and Mr. Tannura received a bonus of $93,000 against a target of $150,000 under the Company's 2003 Executive Incentive Bonus Plan because the Company achieved certain pre-determined goals under such plan. During 2003, Mr. Harris received 33,333 Conversion Options and 50,000 options under the 2002 Long-Term Incentive Stock Plan. During 2003, Mr. Tannura received 16,667 Conversion Options and 30,000 options under the 2002 Long-Term Incentive Stock Plan. See "Executive Compensation and Other Information -- Option/SAR Grants in Last Fiscal Year".

COMPENSATION DEDUCTIBILITY POLICY

     The Board's policy with respect to the tax deductibility of compensation in excess of $1 million payable to each of the named executive officers is intended to comply with the requirements of Section 162(m) of the Code applicable to qualified performance-based compensation to the extent such compliance is practicable and in the best interest of the Company and its stockholders; however, there can be no assurances that executive officer compensation will comply with these requirements.

                                          COMPENSATION COMMITTEE

                                          William J. White, Chairman
                                          Anthony P. Scotto

                             AUDIT COMMITTEE REPORT

     The Audit Committee of Packaging Dynamics Corporation consists entirely of non-employee directors. The members of the Audit Committee meet the independence and experience requirements under the Nasdaq and regulations promulgated by the SEC, except for Mr. Scotto who, as described earlier, may not satisfy all of the Nasdaq independence requirements (see "Nomination and Election of Directors
 -- Committees of the Board of Directors"). The Board of Directors of the Company has revised the charter for the Audit Committee a copy of which is attached to this Proxy as Appendix A.

     The Audit Committee is directly responsible for the oversight of the Company's financial statements. Management is responsible for the preparation of the financial statements and the financial reporting process. The Company's independent auditors are responsible for expressing an opinion that the Company's audited financial statements are fairly stated in conformity with accounting principles generally accepted in the United States.

     In the performance of our oversight function, we have reviewed and discussed with the management of the Company the Company's audited financial statements as of and for the year ended December 31, 2003.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, by the Independence Standards Board, and have discussed with the independent auditors their independence. We have also considered whether the provision of non-audit services by the independent auditors was compatible with maintaining the auditors' independence.

     As a result of the review and discussion referred to above, the Audit Committee recommends to the Board of Directors the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

                                          AUDIT COMMITTEE

                                          Anthony P. Scotto, Chairman
                                          George V. Bayly
                                          William J. White

STOCK PERFORMANCE GRAPH

     The following graph compares the performance of the Common Stock with the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), the Dow Jones Containers & Packaging Index (the "Dow Jones Packaging Index") and the Russell 2000 Index from the market close on July 1, 2002 to the market close on December 31, 2003. The graphs assume that $100 was invested on July 1, 2002 in each of the Company's common stock (at the public offering price), the S&P 500 Index, the Dow Jones Packaging Index and the Russell 2000 Index, and that all dividends were reinvested.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG PACKAGING DYNAMICS CORPORATION, THE
    S&P 500 INDEX, THE DOW JONES PACKAGING INDEX AND THE RUSSELL 2000 INDEX
                     FROM JULY 1, 2002 TO DECEMBER 31, 2003

                              [PERFORMANCE GRAPH]

                                                             7/01/02    12/31/02    12/31/03
Packaging Dynamics Corporation                                $100        $93         $149
S&P 500 Index                                                 $100        $91         $115
Dow Jones Packaging Index                                     $100        $98         $115
Russell 2000                                                  $100        $86         $124

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

REGISTRATION RIGHTS AGREEMENT

     DCBS Investors, LLC, CB Investors, LLC and Packaging Investors entered into a registration rights agreement with the Company on July 1, 2002, which was amended on October 23, 2002 to include Thomas J. Wolf with respect to the piggyback registration rights described below. Pursuant to this agreement, these stockholders (including their respective member or partner transferees), except for Mr. Wolf, have the right, under certain circumstances, to require the Company to register their shares of Packaging Dynamics common stock for sale in the public markets.

     These stockholders (including their respective members or partner transferees) also have piggyback registration rights to include their shares in any registration statement which the Company files on its own behalf (other than for employee benefit plans and business acquisitions or corporate restructurings) or on behalf of other stockholders.

     In addition, these stockholders (including their respective members or partner transferees), other than Mr. Wolf, have the right to request the Company to register their shares of Packaging Dynamics common stock on a short-form S-3 registration statement on up to three occasions.

STOCKHOLDERS AGREEMENT

     Packaging Investors, DCBS Investors and CB Investors entered into a stockholders agreement with the Company. On December 12, 2003, DCBS Investors and CB Investors distributed all of their shares of Packaging Dynamics common stock to their respective members on a pro rata basis. DCBS Investors, CB Investors, Packaging Investors and the Company entered into an agreement on January 15, 2004 to terminate all of the rights of DCBS Investors and CB Investors under the stockholders agreement.

     The stockholders agreement provides for Packaging Investors to designate a member of the Company's board of directors on the following terms:

     - Until the date on which Packaging Investors ceases to own at least 20% of the outstanding shares of the Company's common stock, the Company will, at each annual meeting of stockholders, nominate or cause to be nominated one individual designated by Packaging Investors for election to the board of directors.

     Until the date when Packaging Investors ceases to own 33% of the outstanding common stock of the Company, the Company is prohibited by the stockholders agreement from engaging in, or entering into an agreement to engage in, any of the following without the consent of Packaging Investors:

     - any creation, incurrence, guarantee, refinancing or assumption of indebtedness by Packaging Dynamics or any subsidiary in excess of $15 million;

     - any acquisition of any business, assets (other than the procurement of assets in the ordinary course of business), securities of, or investment in, or loan or advance to, any person (other than any loans, advances or contributions to any wholly-owned subsidiaries), by Packaging Dynamics or any subsidiary, in any transaction or series of related transactions, in an aggregate amount exceeding $10 million;

     - any transfer of assets in excess of $10 million by Packaging Dynamics or any subsidiary (other than in the ordinary course of business and transfers to a wholly-owned subsidiary);

     - the issuance by Packaging Dynamics or any subsidiary of any equity securities, except pursuant to the 2002 LTIP;

     - any merger, consolidation, amalgamation, recapitalization or other form of business combination, or any liquidation, winding up or dissolution of Packaging Dynamics or any material subsidiary (other than a merger of any wholly-owned subsidiaries with and into each other or Packaging Dynamics);

     - Packaging Dynamics or any subsidiary engaging in any business other than any of the businesses conducted by Packaging Dynamics or a subsidiary on the date of the stockholders agreement;

     - any material amendment to the certificate of incorporation or bylaws of Packaging Dynamics or any similar constituent documents of any subsidiary;

     - any dividend or distribution with respect to, or any redemption or repurchase of, any equity securities of Packaging Dynamics;

     - except as provided in any applicable annual budget, any expenditures, commitments, obligations or agreements by Packaging Dynamics or any subsidiary in excess of $5 million;

     - any material transaction or series of related transactions between Packaging Dynamics or any subsidiary, on the one hand, and any party to the stockholders agreement or any affiliate of such party, on the other hand; and

     - the adoption of any annual budget of Packaging Dynamics prepared for Packaging Dynamics and its subsidiaries for a succeeding fiscal year which is materially inconsistent with the annual budget then in effect, or any material amendment to an annual budget in any fiscal year.

     The stockholders agreement also provides for transfer restrictions on the Company's common stock held by Packaging Investors, including the following:

     - Notice and Compliance with Securities Laws. Prior to making any voluntary disposition of any of its shares of the Company's common stock (other than a disposition to any party to the stockholders agreement or under an effective registration statement under the Securities Act), Packaging Investors will notify the Company and refrain from the proposed disposition until notified by the Company that either (1) registration under federal and state securities laws is not required or (2) registration under or compliance with the applicable federal or state securities laws has been effected.

OTHER

     See "Executive Compensation and Other Information -- Compensation Committee Interlocks and Insider Participation" for information about other related party transactions.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC and the Nasdaq National Market initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with in all respects, except that Mr. Wolf inadvertently filed an initial report of ownership on Form 3 late.

                         ANNUAL REPORT TO STOCKHOLDERS

     The annual report of the Company for the year ended December 31, 2003, including audited financial statements, accompanies this Proxy Statement.

                           ANNUAL REPORT ON FORM 10-K

     The Company will provide without charge, at the written request of any beneficial stockholder of record on March 17, 2004, a copy of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC, except exhibits thereto. The Company will provide copies of the exhibits, should they be requested by eligible stockholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of the Company's Annual Report on Form 10-K should be mailed to:

                         Packaging Dynamics Corporation
                             3900 West 43rd Street
                               Chicago, IL 60632
                         Attention: Investor Relations

         REQUIREMENTS AND PROCEDURES FOR SUBMISSION OF PROXY PROPOSALS
                  AND NOMINATIONS OF DIRECTORS BY STOCKHOLDERS

     Stockholders who intend to have a proposal considered for inclusion in the proxy materials for the 2005 Annual Meeting of Stockholders must submit their proposal in writing to the Company no later than November, 27, 2004 if the proposal is submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act. In order for stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company no later than February 10, 2005. The Company's Bylaws require that proposals of stockholders made outside of Rule 14a-8 under the Exchange Act and nominations for election to the Company's Board of Directors must be submitted in proper written form no later than February 10, 2005 and not earlier than January 11, 2005. If, however, the annual meeting is called for a date not within 30 days before or after the anniversary date of the 2004 Annual Meeting of Stockholders, such nominations or proposals must be received by the Company not later than the close of business on the 10th day following the date notice of the annual meeting was mailed or a public announcement of the annual meeting was made, whichever first occurs. To be in proper written form, a stockholder nomination or proposal must set forth the information prescribed by the Company's Bylaws.

     The Chairman of the Annual Meeting may decline to allow the transaction of any business or the consideration of any nomination which was not properly presented in accordance with these requirements.

                                 OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          Henry C. Newell
                                          Secretary

                                                                      APPENDIX A

                     CHARTER OF THE AUDIT COMMITTEE OF THE
                             BOARD OF DIRECTORS OF
                         PACKAGING DYNAMICS CORPORATION
                      AS AMENDED AND RESTATED BY THE BOARD
                               ON MARCH 11, 2004

I. PURPOSE OF THE COMMITTEE

     The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Packaging Dynamics Corporation (the "Corporation") is to oversee the accounting and financial reporting processes of the Corporation and its subsidiaries and the audits of the financial statements of the Corporation.

II. COMPOSITION OF THE COMMITTEE

     The Committee shall consist of three or more directors, as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"), and any additional requirements that the Board deems appropriate.

     No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

     The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

     Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

     Each member of the Committee must be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee must be designated by the Board to be the "audit committee financial expert," as defined by the Securities and Exchange Commission ("SEC") pursuant to the Sarbanes-Oxley Act of 2002 (the "Act").

III. MEETINGS OF THE COMMITTEE

     The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

     A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee shall maintain minutes of its meetings and records relating to those meetings.

IV. DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

     In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best address, react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the

Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, Nasdaq, or any other applicable regulatory authority:

SELECTION, EVALUATION, AND OVERSIGHT OF THE AUDITORS

     (a) Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Corporation's Annual Report on Form 10-K is referred to herein as the "independent auditors");

     (b) Review and, in its sole discretion, approve in advance the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Corporation and such independent auditors (which approval should be made after receiving input from the Corporation's management, if desired).

     (c) Review the performance of the Corporation's independent auditors, including the lead partner of the independent auditors;

     (d) Evaluate the independence of the Corporation's independent auditors by, among other things:

           (i) obtaining and reviewing from the Corporation's independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standard 1;

           (ii) actively engaging in a dialogue with the Corporation's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors; and

          (iii) taking, or recommending that the Board take, appropriate action to oversee the independence of the Corporation's independent auditors;

OVERSIGHT OF ANNUAL AUDIT AND QUARTERLY REVIEWS

     (e) Review and discuss with the independent auditors their annual audit plan, including the timing and scope of audit activities, and monitor such plan's progress and results during the year;

     (f) Review and discuss with the independent auditors the results of the audit of the Corporation's annual financial results and reviews of the Corporation's interim financial results;

     (g) Resolve all disagreements between the Corporation's independent auditors and management regarding financial reporting;

OVERSIGHT OF FINANCIAL REPORTING PROCESS AND INTERNAL CONTROLS

     (h) Review the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures on a regular basis through inquiry and discussions with the Corporation's independent auditors, management and director of the Corporation's internal auditing department;

     (i) Establish and maintain free and open means of communication between and among the Committee, the Corporation's independent auditors and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

MISCELLANEOUS

     (j) Establish and implement policies and procedures for the Committee's review and approval or disapproval of proposed transactions or courses of dealings with respect to which executive officers or directors or members of their immediate families have an interest (including all transactions required to be disclosed by Item 404(a) of Regulation S-K);

     (k) Meet periodically with legal counsel to review legal and regulatory matters, including (i) any matters that may have a material impact on the financial statements of the Corporation and (ii) any matters involving potential or ongoing material violations of law or breaches of fiduciary duty by the Corporation or any of its directors, officers, employees, or agents or breaches of fiduciary duty to the Corporation;

     (l) Prepare the report required by the rules of the SEC to be included in the Corporation's annual proxy statement;

     (m) Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

     (n) Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation;

     (o) Review and assess the adequacy of this Charter on an annual basis; and

     (p) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

V. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

     The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such independent counsel or other consultants or advisers as it deems necessary.

                                      ***

     While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit, or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

     In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary.

     Nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

                                 *************

                                                                      APPENDIX B

                     CHARTER OF THE COMPENSATION COMMITTEE
          OF THE BOARD OF DIRECTORS OF PACKAGING DYNAMICS CORPORATION
                          ADOPTED AS OF MARCH 11, 2004

I. PURPOSE OF THE COMMITTEE

     The purposes of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Packaging Dynamics Corporation (the "Corporation") shall be to oversee the Corporation's compensation and employee benefit plans and practices, including its executive compensation plans and its incentive-compensation and equity-based plans; and to produce a Committee report on executive compensation as required by the Securities and Exchange Commission ("SEC") to be included in the Corporation's annual proxy statement or annual report on Form 10-K filed with the SEC.

II. COMPOSITION OF THE COMMITTEE

     The Committee shall consist of two or more directors as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"), and any additional requirements that the Board deems appropriate. Members of the Committee shall also qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other necessary standards of independence under the federal securities and tax laws.

     The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

     Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III. MEETINGS AND PROCEDURES OF THE COMMITTEE

     The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

     The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

     A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV. DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A. EXECUTIVE COMPENSATION

     The Committee shall have the following duties and responsibilities with respect to the Corporation's executive compensation plans:

     (a) To review at least annually the goals and objectives of the Corporation's executive compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

     (b) To review at least annually the Corporation's executive compensation plans in light of the Corporation's goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive compensation plans.

     (c) To evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Corporation's executive compensation plans, and determine and approve, or recommend to the Board for its approval, the Chief Executive Officer's compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer's compensation, the Committee shall consider all relevant factors, including the Corporation's performance and relative stockholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Officer of the Corporation in past years. The Committee may discuss the Chief Executive Officer's compensation with the Board if it chooses to do so.

     (d) To evaluate annually the performance of the other executive officers of the Corporation in light of the goals and objectives of the Corporation's executive compensation plans. To the extent that long-term incentive compensation is a component of such executive officer's compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the factors applicable with respect to the Chief Executive Officer.

     (e) To perform such duties and responsibilities as may be assigned to the Committee under the terms of any executive compensation plan.

     (f) To review perquisites or other personal benefits to the Corporation's executive officers and recommend any changes to the Board.

     (g) To produce a Committee report on executive compensation as required by the SEC to be included in the Corporation's annual proxy statement or annual report on Form 10-K filed with the SEC.

     (h) To review and approve any employment contracts with any executive officer of the Corporation.

B. GENERAL COMPENSATION AND EMPLOYEE BENEFIT PLANS

     The Committee shall have the following duties and responsibilities with respect to the Corporation's general compensation plans for senior management other than the executive officers and employee benefit plans, including incentive-compensation and equity-based plans:

     (a) To review at least annually the goals and objectives of the Corporation's general compensation plans for senior management other than the executive officers and other employee benefit plans, including incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

     (b) To review at least annually the Corporation's general compensation plans for senior management other than the executive officers and other employee benefit plans, including incentive-compensation and equity-based plans, in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.

     (c) To review all equity-compensation plans to be submitted for stockholder approval under the Nasdaq listing standards, and to review and, in the Committee's sole discretion, approve all equity-compensation plans that are exempt from such stockholder approval requirement.

     (d) To perform such duties and responsibilities as may be assigned to the Committee under the terms of any compensation or other employee benefit plan, including any incentive-compensation or equity-based plan.

V. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

     The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such independent counsel or other consultants or advisers as it deems necessary. The Committee shall have the authority to retain or terminate any compensation consultant to assist the Committee in carrying out its responsibilities, including sole authority to approve the consultant's fees and other retention terms, such fees to be borne by the Corporation.

                                      ***

                                                                      APPENDIX C

                   CHARTER OF THE NOMINATING COMMITTEE OF THE
              BOARD OF DIRECTORS OF PACKAGING DYNAMICS CORPORATION
                          ADOPTED AS OF MARCH 11, 2004

I. PURPOSE OF THE COMMITTEE

     The purposes of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Packaging Dynamics Corporation (the "Corporation") shall be to identify and to recommend to the Board individuals qualified to serve as directors of the Corporation.

II. COMPOSITION OF THE COMMITTEE

     The Committee shall consist of two or more directors, as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"), and any additional requirements that the Board deems appropriate.

     The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

     Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III. MEETINGS AND PROCEDURES OF THE COMMITTEE

     The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

     The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

     A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV. DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A. BOARD CANDIDATES AND NOMINEES

     The Committee shall have the following duties and responsibilities with respect to Board candidates and nominees:

     (a) To assist in identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the Board, including persons suggested by stockholders or others.

     (b) To review the background and qualifications of individuals being considered as director candidates. Among the qualifications considered in the selection of candidates, the Committee shall look at the following attributes and criteria of candidates: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Board.

     (c) To recommend to the Board the director nominees for election by the stockholders or appointment by the Board, as the case may be, pursuant to the Bylaws of the Corporation, which recommendations shall be consistent with the criteria for selecting directors established by the Board from time to time.

     (d) To review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a change in status, including but not limited to an employment change, and to recommend whether or not the director should be re-nominated.

V. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

     The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such independent counsel or other consultants or advisers as it deems necessary. The Committee shall have the authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms, such fees to be borne by the Corporation.

                                      ***

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
PACKAGING DYNAMICS CORPORATION                                             PROXY
CHICAGO, ILLINOIS

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PROXY                                                                      PROXY

                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS - MAY 12, 2004

    The undersigned hereby appoints Frank V. Tannura or Phillip D. Harris, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present at the Annual Meeting of the Stockholders of Packaging Dynamics Corporation, to be held at the Company's offices, 3400 Bagcraft Boulevard, Baxter Springs, Kansas 66713 on Wednesday, May 12, 2004, at 8:00 a.m., Central time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting.

ADDRESS CHANGE, PLEASE NOTE CHANGE HERE AND MARK ON REVERSE SIDE

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THE PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICES ARE SPECIFIED, THIS PROXY
WILL BE VOTED FOR THE PROPOSALS.

                  (Continued and to be signed on reverse side.)

                           -- FOLD AND DETACH HERE --
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





|X| Please mark your
    vote as in this
    example.

This proxy when executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the nominees in proposal 1 and FOR proposal 2.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS:

                                                 For all Nominees            Withheld Authority to Vote
1.  Election of
    Directors                                        [ ]                              [ ]                     George V. Bayly
                                                                                                              Phillip D. Harris
                                                                                                              Anthony P. Scotto
                                                                                                              Frank V. Tannura
                                                                                                              William J. White
    For, except vote withheld from the following nominee:

    ----------------------------------------------------                         FOR                  AGAINST             ABSTAIN
2.  Ratification of appointment of                                               [ ]                    [ ]                 [ ]
    PricewaterhouseCoopers LLP as
    auditors for the Corporation for 2004.
                                                                         Check here if you plan to attend
                                                                         the Meeting. [ ]

                                                                         Change of Address on Reverse Side  [ ]

Please date and sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



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                                                            2004
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SIGNATURE(S)                                                        DATE


                           -- FOLD AND DETACH HERE --
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